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                                                                   EXHIBIT 10.47

                        NINTH AMENDMENT AND AGREEMENT TO
                   CONSIGNMENT AND FORWARD CONTRACTS AGREEMENT

      This NINTH AMENDMENT AND AGREEMENT TO CONSIGNMENT AND FORWARD CONTRACTS AGREEMENT is made as of January 13, 2005, by and between FLEET PRECIOUS METALS INC., a Rhode Island corporation with offices at 111 Westminster Street, Providence, RHODE Island 02903 ("FPM"), and WOLVERINE TUBE, INC., a Delaware corporation with its principal place of business at 200 Clinton Avenue, Suite 1000, Huntsville, Alabama 35801 ("WOLVERINE TUBE"), WOLVERINE TUBE (CANADA) INC., an Ontario corporation with its principal place of business at P.O. Box, 7515, London, Ontario, Canada N5Y5S6 ("WOLVERINE CANADA"), and WOLVERINE JOINING TECHNOLOGIES, LLC, a Delaware limited liability company and successor by merger to WOLVERINE JOINING TECHNOLOGIES, INC., a Delaware corporation with its principal place of business at 235 Kilvert Street, Warwick, Rhode Island 02886 ("WOLVERINE JOINING") (Wolverine Tube, Wolverine Canada and Wolverine Joining arc hereinafter sometimes referred to individually as a "COMPANY" and collectively as the "COMPANIES")

                                 WITNESSETH THAT

      WHEREAS, FPM and the Companies are parties to a certain Consignment and Forward Contracts Agreement dated as of March 28, 2001, as previously amended (as amended, the "Consignment and Forward Contracts Agreement") pursuant to which FPM agreed to extend certain consignment and other credit facilities to the Companies, on the terms and conditions contained therein; and

      WHEREAS, the parties hereto desire to amend the Consignment and Forward Contracts Agreement as hereinafter provided;

      NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. All capitalized terms used herein without definition shall have the meanings assigned by the Consignment and Forward Contracts Agreement.

      2. Effective the date hereof, definition of "Forward Contract Limit" set forth in Paragraph 1.36 of the Consignment and Forward Contracts Agreements is amended in its entirety to read as follows:

      "1.36. Forward Contract Limit" means Seven Hundred Thousand Dollars ($700,000)"

      3. All necessary conforming changes to the Consignment and Forward Contracts Agreement necessitated by reason of this Ninth Amendment and Agreement to Consignment and Forward Contracts Agreement shall be deemed to have been made.

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      4. All references to the "Consignment and Forward Contracts Agreement" in
all documents or agreements by and between the parties hereto, shall from and after the effective date hereof refer to the Consignment and Forward Contracts Agreement, as previously amended and as amended hereby, and all obligations of the Companies under the Consignment and Forward Contracts Agreement, as previously amended and as amended hereby, shall be secured by and be entitled to the benefits of such other documents and agreements.

      5. Except as amended hereby, the Consignment and Forward Contracts Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

      6. The Companies jointly and severally covenant and agree to pay all out-of-pocket expenses, costs and charges incurred by FPM (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Ninth Amendment and Agreement to Consignment and Forward Contracts Agreement. The Companies also jointly and severally covenant and agree to pay promptly all taxes and recording and filing fees payable under applicable law with respect to the amendment effected hereby.

      7. This Ninth Amendment and Agreement to Consignment and Forward Contracts Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       *THE NEXT PAGE IS A SIGNATURE PAGE*

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      IN WITNESS WHEREOF, the undersigned parties have caused this Ninth
Amendment and Agreement to be executed by their duly authorized officers as of the date first above written.

WITNESS:                                    WOLVERINE TUBE INC

/s/ Mary Ann Michetti                       By: /s/ James E. Deason
---------------------                           -------------------
                                            Title: Executive VP, CEO & Secretary

                                            WOLVERINE TUBE (CANADA) INC.

/s/ Mary Ann Michetti                       By: /s/ James E. Deason
---------------------                           -------------------
                                            Title: VP & Secretary

                                            WOLVERINE JOINING TECHNOLOGIES, LLC,

/s/ Mary Ann Michetti                       By: /s/ James E. Deason
---------------------                           -------------------
                                            Title: VP & Treasurer

                                            FLEET PRECIOUS  METALS INC.

                                            By: /s/ A.J. Capuano
                                                --------------------
                                            Title: SVP

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